UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2020

Date of reporting period:  October 31, 2020

Item 1. Reports to Stockholders.

FIRST SENTIER GLOBAL LISTED

INFRASTRUCTURE FUND

CLASS I

ANNUAL REPORT

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

First Sentier Global Listed Infrastructure Fund

October 31, 2020

Dear Shareholder,

We are pleased to present the annual report for the First Sentier Global Listed Infrastructure Fund (NASDAQ: FLIIX), (the “Fund”); covering the fiscal year from November 1, 2019 to October 31, 2020.

The following table provides a summary of the Fund’s performance over this period as of October 31, 2020, compared to the FTSE Global Core Infrastructure 50/50 Net Index, the Fund’s benchmark index.

Period	Fund (net of fees)	FTSE Global Core Infrastructure 50/50 Index (Net TR)
1 Year	-8.62%	-9.65%
3 Years	1.28%	1.93%
Since Inception (2/28/2017)	4.13%	4.69%

Performance greater than one year is annualized. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-888-898-5040. The Fund imposes a 2.00% redemption fee on shares held for 30 days or less. The gross expense ratio of the Fund is 1.94%.

The Fund provides investors with exposure to a range of global listed infrastructure assets, including toll roads, airports, railroads, utilities, pipelines and mobile towers. These assets share common characteristics, like barriers to entry and pricing power, which can potentially provide investors with inflation-protected income and steady capital growth.

The measures put in place in order to delay the spread of coronavirus materially slowed economic growth rates and created significant uncertainty across financial markets throughout much of the fiscal year November 1, 2019 through October 31, 2020. Listed infrastructure sectors were affected to varying degrees by these events.

In the transport infrastructure space, global airports and Japanese passenger rail operators experienced sharp declines in volumes and corresponding share price falls. Toll roads also underperformed, despite steady traffic recovery in regions with some success in navigating coronavirus impacts such as China (Jiangsu Expressway) and Australia (Transurban). North American freight rail stocks such as Norfolk Southern and Union Pacific performed relatively well on cost reductions and faster-than-expected volume recovery from March onwards.

Energy pipelines faced concerns for reduced demand, owing to lower economic activity levels. Stranded asset risk worries also weighed on the sector. During the September quarter, California’s Governor signed an order that would prohibit the sale of diesel and gasoline vehicles in the state by 2035; and China committed to a 2060 net zero carbon emissions target.

More positively, wireless tower stocks outperformed materially during this period. Structural growth in demand for mobile data is likely to be unaffected – and probably strengthened – by the global response to the coronavirus pandemic. The sector continues to expand. Vodafone intends to list its European towers business, Vantage Towers, in early 2021. Its assets will include around 46,000 consolidated towers across nine European markets, along with a presence in the Italian tower market via a stake in local entity INWIT.

Electric and multi-utilities also held up well as solid earnings results highlighted the ability of these companies to weather a slowing economic environment. UK utilities National Grid and SSE rose as nationalisation concerns faded after the Conservative Party’s general election victory in December 2019. U.S. operators including NextEra Energy were buoyed by the release of an updated climate plan by the Democrats, which sparked hopes that already-substantial measures to roll out renewables may be accelerated under a Biden presidency.

Positioning
The Fund is managed using a disciplined, bottom-up investment process with equal emphasis on quality and valuation, which aims to identify mispricing.

The portfolio remains positioned with toll roads as its largest sector overweight. Traffic volumes have proved more resilient than those of other transport infrastructure assets, with positive momentum in many regions as the year progressed. While increased flexibility to work-from-home may result in adjustments to traffic, we see clear evidence that people prefer to travel by private car than by public transport in order to maintain social distancing.

The portfolio’s overweight exposure to gas utilities consists of specialist North American and European companies operating in niche market areas; Chinese operators benefitting from a structural shift from coal to cleaner energy sources; and a Japanese operator with a strong balance sheet, trading at undemanding valuation multiples.

The Fund has a roughly neutral exposure to Multi/Electric utilities, which represent a substantial part of the portfolio in absolute terms. The resilience and predictability of regulated utility earnings – showcased over the past year – does not appear to be fully appreciated by the market. Further, we expect that the ongoing repair and replacement of old equipment and technology, along with the accelerating build-out of renewables, will represent a source of steady earnings growth over long time frames, particularly for larger utilities with substantial economies of scale.

We remain cautious on the Airports sector. A sustained recovery in airline passenger numbers is a remote prospect for many airports, given traveller wariness and still-high coronavirus case numbers. A staggered re-opening of airports appears likely to start with domestic or regional flights, which are less valuable than international flights. The silver lining is that many airports’ regulated assets are now under-earning their allowed returns, giving scope for future regulatory terms to be more generous than previously expected.

Conclusion
Listed infrastructure has historically been a defensive asset class, with stable demand underpinning predictable earnings streams. The coronavirus lockdown measures affected the asset class in ways never seen before. However, we remain optimistic about its long-term prospects, for the following reasons.

Listed infrastructure consists of long life, cash generative assets, providing services that are indispensable to modern society. As we overcome the worst of the virus and lockdowns begin to ease, infrastructure will be critical to the recovery. Although the timing remains uncertain, roads, railroads and airports, utilities, energy transportation and communication infrastructure will all be crucial to a return to growth.

The structural drivers of earnings growth that many infrastructure assets benefit from remain intact, and in many cases are now accelerating. Examples include the build-out of renewable energy; increasing data mobility / connectivity needs being met by wireless towers and data centres; the electrification of transportation; the need to address urban congestion; and the ongoing replacement of aged infrastructure assets.

As economic conditions begin to improve, infrastructure could also be the target of economic stimulus measures. Investment in infrastructure remains highly popular across society, and on both sides of the political divide. Private sector infrastructure investment could provide a useful way for politicians to boost anaemic economic growth rates and reduce high unemployment levels.

Sincerely,

The First Sentier Investors Management Team

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies.  The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment.  Investing in master limited partnerships (“MLPs”) involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  Risks inherent in the structure of MLPs, include complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  Some of the risks involved in investing in real estate investment trusts (“REITs”) include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.  Since the Fund’s investments are comprised of companies in the same industry or group of industries, the Fund may be subject to greater volatility than a fund that invests in a wider variety of industries.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the schedule of investments in this report for complete Fund holdings.

Current and future portfolio holdings are subject to risk.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.  The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors – 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers.  Company weights within each group are adjusted in proportion to their investable market capitalization.

You cannot invest directly in an index.

Diversification does not guarantee a profit or protect from loss in a declining market.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

FIRST SENTIER GLOBAL LISTED INFRASTRUCTURE FUND

Comparison of the change in value of a $1,000,000 investment in the

First Sentier Global Listed Infrastructure Fund - Class I vs. the FTSE Global Core

Infrastructure 50/50 Net Index

Average Annual Total Return:	1 Year	Since Inception[1]
First Sentier Global Listed Infrastructure Fund - Class I	-8.62%	4.13%
FTSE Global Core Infrastructure 50/50 Net Index	-9.65%	4.69%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-898-5040. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 30 days or less.  Gross expense ratio - 1.94% as reported in the Prospectus dated February 28, 2020.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  If it did, total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The FTSE Global Core Infrastructure 50/50 Net Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.  The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors - 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers.  Company weights within each group are adjusted in proportion to their investable market capitalization.

[1] The Fund commenced operations on February 28, 2017.

First Sentier Global Listed Infrastructure Fund

Sector Allocation of Portfolio Assets at October 31, 2020 (Unaudited)

0.6%
2.8%
28.9%
55.2%
3.3%
9.2%
Communication Services
Energy
Industrials
Utilities
MLP Investments
REITs

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First Sentier Global Listed Infrastructure Fund

Schedule of Investments
at October 31, 2020

Shares		Value
	COMMON STOCKS: 76.48%
	Airport Services - 5.10%
6,020	Aena SME SA*^	$811,107
41,517	Auckland International Airport Ltd.^	192,053
7,476	Flughafen Zurich AG*^	1,008,911
57,760	Grupo Aeroportuario del Sureste SAB de CV - Class B*^	670,088
63,580	Signature Aviation plc^	194,694
		2,876,853

	Construction & Engineering - 3.18%
11,814	Eiffage SA*^	857,427
11,856	VINCI SA^	936,445
		1,793,872

	Electric Utilities - 26.11%
26,296	Alliant Energy Corp.	1,453,643
5,565	American Electric Power Company, Inc.	500,460
108,500	CLP Holdings Ltd.^	999,779
32,000	Emera, Inc.^	1,276,589
18,222	Evergy, Inc.	1,005,854
19,785	Eversource Energy	1,726,637
13,234	Exelon Corp.	527,904
43,190	NextEra Energy, Inc.	3,161,940
18,151	PNM Resources, Inc.	907,550
24,164	Portland General Electric Co.	949,645
60,211	SSE plc^	987,434
17,791	Xcel Energy, Inc.	1,245,904
		14,743,339

	Gas Utilities - 7.60%
242,200	China Gas Holdings Ltd.^	744,293
50,300	ENN Energy Holdings Ltd.^	636,602
73,808	Infraestructura Energetica Nova SAB de CV^	246,775
22,033	Rubis SCA^	724,439
37,000	Tokyo Gas Co. Ltd.^	838,403
34,100	UGI Corp.	1,102,794
		4,293,306

	Highways & Railtracks - 9.82%
61,550	Atlantia SpA*^	944,823
924,000	Jiangsu Expressway Co. Ltd. - Class H^	924,812
63,297	Promotora y Operadora de Infraestructura SAB de CV*^	417,623
344,287	Transurban Group^	3,260,282
		5,547,540

	Integrated Telecommunication Services - 0.57%
29,632	Infrastrutture Wireless Italiane SpA^	320,073

	Multi-Utilities - 11.60%
17,342	Avista Corp.	576,101
71,589	CenterPoint Energy, Inc.	1,512,676
31,491	Dominion Energy, Inc.	2,529,987
89,251	Hera SpA^	280,348
51,241	National Grid plc^	609,539
45,383	NiSource, Inc.	1,042,448
		6,551,099

	Oil & Gas Storage & Transportation - 2.41%
18,012	Cheniere Energy, Inc.*	862,234
23,900	Pembina Pipeline Corp.^	500,316
		1,362,550

First Sentier Global Listed Infrastructure Fund

Schedule of Investments (Continued)
at October 31, 2020

Shares		Value
	Railroads - 7.15%
259,074	Aurizon Holdings Ltd.^	$686,975
11,277	CSX Corp.	890,206
15,100	East Japan Railway Co.^	789,631
5,622	Norfolk Southern Corp.	1,175,673
11,500	West Japan Railway Co.^	493,318
		4,035,803

	Water Utilities - 2.94%
11,743	Essential Utilities, Inc.	483,812
258,000	Guangdong Investment Ltd.^	382,642
25,196	Severn Trent plc^	792,976
		1,659,430
	TOTAL COMMON STOCKS (Cost $45,760,102)	43,183,865

	MLP INVESTMENTS: 2.91%
	Oil & Gas Storage & Transportation - 2.91%
51,879	Enterprise Products Partners, LP	859,635
22,075	Magellan Midstream Partners, LP	784,546
	TOTAL MLP INVESTMENTS (Cost $1,887,867)	1,644,181

	REITs: 8.07%
	Real Estate - 8.07%
12,000	American Tower Corp.	2,755,800
2,292	Crown Castle International Corp.	358,010
4,964	SBA Communications Corp.	1,441,397
	TOTAL REITs (Cost $4,521,269)	4,555,207

	Total Investments in Securities (Cost $52,169,238): 87.46%	49,383,253
	Other Assets in Excess of Liabilities: 12.54%	7,080,092
	Net Assets: 100.00%	$56,463,345

* Non-income producing security.
^ Foreign issuer.

LP	Limited Partnership
Ltd.	Company is incorporated and shareholders have limited liability.
plc	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SAB de CV	Sociedad Anonima de Capital Variable which is the most formal business structure in Mexico.
SpA	Società per Azioni is the Italian term for a limited share company.
AG	Aktiengesellschaft is the German term for a public limited company.
SCA	Societe en commandite par actions is the French term for a limited share company.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	% of Net Assets
United States	61.87%
Australia	6.99%
China	5.40%
United Kingdom	4.58%
France	4.46%
Japan	3.76%
Canada	3.15%
Italy	2.74%
Mexico	2.36%
Switzerland	1.79%
Spain	1.43%
Cayman Islands	1.13%
New Zealand	0.34%
100.00%

First Sentier Global Listed Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2020

ASSETS
Investments, at market value (cost $52,169,238)	$49,383,253
Cash	146,073
Foreign cash, at value (cost $45,649)	45,290
Receivables
Securities sold	972,424
Fund shares sold	6,500,000
Dividends and interest	83,091
Dividend tax reclaim	23,896
Prepaid expenses	16,035
Total assets	57,170,062

LIABILITIES
Payables
Securities purchased	630,792
Due to Adviser	11,900
Administration and fund accounting fees	17,528
Audit fees	21,000
Shareholder servicing fees	4,055
Transfer agent fees and expenses	6,514
Reports to shareholders	425
Legal fees	1,320
Custody fees	10,367
Chief Compliance Officer fee	2,500
Accrued expenses	316
Total liabilities	706,717

NET ASSETS	$56,463,345

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	5,515,219

Net asset value, redemption price and offering price per share	$10.24

COMPONENTS OF NET ASSETS
Paid-in capital	$58,761,101
Total distributable deficit	(2,297,756)
Total net assets	$56,463,345

The accompanying notes are an integral part of these financial statements.

First Sentier Global Listed Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2020

NET INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $34,772)	$1,147,868
Total income	1,147,868

Expenses
Advisory fees (Note 4)	337,759
Administration and fund accounting fees (Note 4)	100,498
Custody fees (Note 4)	58,280
Shareholder servicing fees (Note 5)	40,531
Transfer agent fees and expenses (Note 4)	38,590
Registration fees	23,888
Audit fees	21,006
Chief Compliance Officer fees (Note 4)	14,583
Trustee fees and expenses	13,473
Miscellaneous	9,336
Legal fees	8,411
Shareholder reporting	4,902
Insurance expense	1,968
Total expenses before fee waiver	673,225
Less: advisory fees waived by Adviser (Note 4)	(249,900)
Net expenses	423,325
Net investment income	724,543

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on transactions from:
Investments	116,067
Foreign currency	4,482
Net change in unrealized appreciation/(depreciation) on:
Investments	(4,976,367)
Foreign currency	(414)
Net realized and unrealized loss on investments and foreign currency	(4,856,232)
Net decrease in net assets resulting from operations	$(4,131,689)

The accompanying notes are an integral part of these financial statements.

First Sentier Global Listed Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
NET INCREASE/(DECREASE) IN NET ASSETS FROM:	October 31, 2020	October 31, 2019
OPERATIONS
Net investment income	$724,543	$490,481
Net realized gain on transactions from:
Investments	116,067	656,146
Foreign currency	4,482	3,375
Net change in unrealized appreciation/(depreciation) on:
Investments	(4,976,367)	2,759,525
Foreign currency	(414)	812
Net increase/(decrease) in net assets resulting from operations	(4,131,689)	3,910,339

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(1,303,427)	(436,941)
Total dividends and distributions	(1,303,427)	(436,941)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	25,741,477	18,849,836
Proceeds from shares issued in reinvestment of dividends	1,226,207	436,941
Cost of shares redeemed	(700,015)	(1,041,017)
Net increase in net assets resulting from capital share transactions	26,267,669	18,245,760

Total increase in net assets	20,832,553	21,719,158

NET ASSETS
Beginning of year	35,630,792	13,911,634

End of year	$56,463,345	$35,630,792

CHANGES IN SHARES OUTSTANDING
Shares sold	2,391,086	1,734,569
Shares issued in reinvestment of dividends	109,190	44,495
Shares redeemed	(66,289)	(102,361)
Net increase in shares outstanding	2,433,987	1,676,703

The accompanying notes are an integral part of these financial statements.

First Sentier Global Listed Infrastructure Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

				February 28, 2017*
	Year Ended	Year Ended	Year Ended	through
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017

Net asset value, beginning of period	$11.56	$9.90	$11.17	$10.00

Income from investment operations:
Net investment income	0.13	0.17	0.18	0.22
Net realized and unrealized gain/(loss) on investments and foreign currency	(1.10)	1.76	(0.73)	0.95
Total from investment operations	(0.97)	1.93	(0.55)	1.17

Less dividends and distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.32)	-
Distributions from net realized gains	(0.19)	(0.11)	(0.40)	-
Total dividends and distributions	(0.35)	(0.27)	(0.72)	-

Net asset value, end of period	$10.24	$11.56	$9.90	$11.17

Total return	-8.62%	19.90%	-5.19%	11.70	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$56,463	$35,631	$13,912	$6,109
Ratio of net expenses to average net assets:
Before fee waivers and expense reimbursement	1.50%	1.93%	3.52%	4.53	%++
After fee waivers and expense reimbursement	0.94%	0.94%	0.91%	0.99	%++
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	1.05%	1.14%	(0.19%)	(0.32	%)++
After fee waivers and expense reimbursement	1.61%	2.13%	2.42%	3.22	%++
Portfolio turnover rate	61.67%	41.26%	60.14%	51.11	%+

*	Commencement of operations.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

First Sentier Global Listed Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS at October 31, 2020

NOTE 1 - ORGANIZATION

The First Sentier Global Listed Infrastructure Fund (formerly First State Global Listed Infrastructure Fund – see Note 11) (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The investment objective of the Fund is to seek to achieve growth of capital and inflation-protected income.  The Fund currently offers Class I shares which commenced operations on February 28, 2017.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific lot identification.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Foreign Securities: The Fund may invest up to 75% of its net assets in securities of foreign companies, including but not limited to depositary receipts. Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.

First Sentier Global Listed Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS at October 31, 2020 (Continued)

Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

E.	REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

F.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2020, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Total Distributable Deficit	Paid-in Capital
$3	$(3)

G.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

H.	Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 30 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. During the year ended October 31, 2020, the Fund did not collect redemption fees.

I.	Events Subsequent to the Fiscal Year End: In preparing the financial statements as of October 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.   These standards require additional disclosures about the

First Sentier Global Listed Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS at October 31, 2020 (Continued)

various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (“NYSE”) (4:00 p.m. EST).

Equity Securities: Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its net asset value per share, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  All assets denominated in foreign currency will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. EST.

For foreign securities traded on foreign exchanges, the Trust has selected ICE Data Services’ Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. These securities would generally be categorized as Level 2 in the fair value hierarchy. First Sentier Investments (US) LLC (the “Adviser”) anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

First Sentier Global Listed Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS at October 31, 2020 (Continued)

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2020:

	Level 1	Level 2	Level 3	Total

Common Stocks
Communication Services	$-	$320,073	$-	$320,073
Energy	1,362,550	-	-	1,362,550
Industrials	3,153,590	11,100,478	-	14,254,068
Utilities	20,250,719	6,996,455	-	27,247,174
Total Common Stocks	24,766,859	18,417,006	-	43,183,865
MLP Investments	1,644,181	-	-	1,644,181
REITs	4,555,207	-	-	4,555,207
Total Investments in Securities	$30,966,247	$18,417,006	$-	$49,383,253

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser provides the Fund with investment management services under an investment advisory agreement.  The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  The Adviser is entitled to a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has delegated the day-to-day investment management of the Fund to First Sentier Investors (Australia)

First Sentier Global Listed Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS at October 31, 2020 (Continued)

IM Ltd (the “Sub-Adviser”).  The Sub-Adviser is compensated by the Adviser from the management fees paid to the Adviser.  The sub-advisory fee to be received by the Sub-Adviser is 0.60% of average daily net assets.  The percentage of compensation the Sub-Adviser receives from the Adviser is subject to adjustment according to the Adviser’s transfer pricing methodology and therefore is subject to change.  For the year ended October 31, 2020, the Fund incurred $337,759 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses and class specific expenses such as the 0.10% shareholder servicing plan fee) to the extent necessary to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended October 31, 2020, the Adviser reduced its fees in the amount of $249,900.  The expense limitation will remain in effect through at least February 27, 2021 and may be terminated only by the Trust’s Board of Trustees.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

Date	Amount
10/31/2021	$233,932
10/31/2022	226,253
10/31/2023	249,900
$710,085

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended October 31, 2020 are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp.  As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of Trustees has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s Distributor.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.10% of the Fund’s average daily net assets.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  The shareholder servicing fees accrued by the Fund for the year ended October 31, 2020 are disclosed in the statement of operations.

First Sentier Global Listed Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS at October 31, 2020 (Continued)

NOTE 6 – LINE OF CREDIT

Effective March 27, 2020, the Fund has an uncommitted line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  For the period March 27, 2020 to October 31, 2020, the Fund did not draw upon the line of credit.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $46,690,295 and $27,089,055, respectively.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$1,021,906	$436,941
Long-term capital gains	281,521	-

As of October 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$52,906,814
Gross unrealized appreciation	$2,871,693
Gross unrealized depreciation	(6,395,254)
Net unrealized depreciation (a)	(3,523,561)
Net unrealized appreciation on foreign currency	196
Undistributed ordinary income	541,801
Undistributed long-term capital gain	683,808
Total distributable earnings	1,225,609
Other accumulated gains/(losses)	-
Total accumulated earnings/(losses)	$(2,297,756)

(a)	The difference between book-basis and tax-basis cost and net unrealized depreciation is attributable primarily to wash sales and partnerships.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•	Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund's investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

First Sentier Global Listed Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS at October 31, 2020 (Continued)

•	Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects.  Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

•	Concentration Risk. Since the securities of companies in the same industry or group of industries will comprise a significant portion of the Fund’s portfolio, the Fund will be more significantly impacted by adverse developments in such industries than a fund that invests in a wider variety of industries.

•	Emerging Markets Risk. Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than those of more developed countries.

•	Stapled Securities Risk. A stapled security is comprised of two different securities—a unit of a trust and a share of a company—that are "stapled" together and treated as a unit at all times, including for transfer or trading. The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

•	Real Estate Investment Trust (REIT) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

•	Limited Partnership and MLP Risk. Investments in securities (units) of partnerships, including MLPs, involve risks that differ from an investment in common stock. Holders of the units of limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. Certain tax risks are associated with an investment in units of limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a limited partnership, including a conflict arising as a result of incentive distribution payments. In addition, investments in certain investment vehicles, such as limited partnerships and MLPs, may be illiquid. Such partnership investments may also not provide daily pricing information to their investors, which will require the Fund to employ fair value procedures to value its holdings in such investments.

First Sentier Global Listed Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS at October 31, 2020 (Continued)

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of October 31, 2020, Capinco, c/o U.S. Bank N.A., owned 90.32% of the outstanding shares of the Fund.

NOTE 11 – NAME CHANGE

Effective September 22, 2020, the First State Global Listed Infrastructure Fund changed its name to First Sentier Global Listed Infrastructure Fund.

NOTE 12 – OTHER TAX INFORMATION

The Fund declared a distribution to be paid, on December 11, 2020, to shareholders of record on December 10, 2020 as follows:

Long-Term Capital Gain	Income
$0.13806	$0.12643472

First Sentier Global Listed Infrastructure Fund

Expense Example – at October 31, 2020 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/20 – 10/31/20).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/20	10/31/20	5/1/20 – 10/31/20

Actual	$1,000.00	$1,031.20	$4.80

Hypothetical	$1,000.00	$1,020.41	$4.77
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
First Sentier Global Listed Infrastructure Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of First Sentier Global Listed Infrastructure Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended and for the period February 28, 2017 (commencement of operations) to October 31, 2017, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period February 28, 2017 (commencement of operations) to October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more funds in the trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2020

First Sentier Global Listed Infrastructure Fund

NOTICE TO SHAREHOLDERS at October 31, 2020 (Unaudited)

For the year ended October 31, 2020, the Fund designated $1,021,906 and $281,521 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended October 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 78.63%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2020 was 40.05%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(2)(C) for the Fund was 39.80%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-5040 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-898-5040.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-888-898-5040.

First Sentier Global Listed Infrastructure Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2019 through June 30, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Gail S. Duree (age 74) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to July 2019); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999 to 2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

David G. Mertens (age 60) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2017.	Partner and Head of Business Development Ballast Equity Management, LLC (a privately-held investment advisory firm) (February 2019 to present); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Joe D. Redwine (age 73) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since September 2008.	Retired; formerly Manager, President, CEO, U.S. Bancorp Fund Services, LLC and its predecessors (May 1991 to July 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Raymond B. Woolson (age 61) 615 E. Michigan Street Milwaukee, WI 53202	Chairman of the Board Trustee	Indefinite term; since January 2020. Indefinite term; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	1
Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee, DoubleLine Funds Trust (an open-end investment company with 19 portfolios), DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund, from 2010 to present.

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (age 51) 615 E. Michigan Street Milwaukee, WI 53202	President, Chief Executive Officer and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).

Cheryl L. King (age 59) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since December 2007.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (October 1998 to present).

Kevin J. Hayden (age 49) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Richard R. Conner (age 38) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).

Michael L. Ceccato (age 63) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bank Global Fund Services and Vice President, U.S. Bank N.A. (February 2008 to present).

Elaine E. Richards, Esq. (age 52) 2020 East Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since September 2019.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”).  Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2020, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-898-5040.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-5040 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

First Sentier Global Listed Infrastructure Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•        Information we receive about you on applications or other forms;

•        Information you give us orally; and/or

•        Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
First Sentier Investors (US) LLC
10 East 53rd Street, 21st Floor
New York, New York 10022

Investment Sub-Adviser
First Sentier Investors (Australia) IM Ltd
Darling Park, Tower 1
201 Sussex Street
Sydney, NSW 2000
Australia

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-888-898-5040.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$17,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)*         /s/ Jeffrey T. Rauman
     Jeffrey T. Rauman, President/Chief Executive Officer/
     Principal Executive Officer

Date   1/7/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ Jeffrey T. Rauman
     Jeffrey T. Rauman, President/Chief Executive Officer/
     Principal Executive Officer

Date   1/7/2021

By (Signature and Title)*         /s/Cheryl L. King
     Cheryl L. King, Vice President/Treasurer/Principal
     Financial Officer

Date   1/7/2021

* Print the name and title of each signing officer under his or her signature.